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                                                                  Exhibit 10.56

April 14, 1998

Michael Anthony Jewelers, Inc.
115 South MacQuesten Pkwy
Mount Vernon, New York 10550

Gentlemen:

         Reference is made to the Note Purchase Agreement dated as of May 1, 1992, among Michael Anthony Jewelers, Inc. (the "Company") and the undersigned insurance company lenders (collectively, the "Lenders" and individually, "Lender"). Capitalized terms used in this letter, but not otherwise defined herein, shall have the meanings given such terms in the Note Purchase Agreement.

         Among the provisions contained in the Note Purchase Agreement is a covenant in Section 5 (b) which requires the Company to maintain a Fixed Charge Ratio for any four quarter period of the Company that is not less than 175%, provided that the Fixed Charge Ratio may be less than 175%, but in no event less than 100%, for any four fiscal quarter period if the Fixed Charge Ratio for the corresponding period in the previous fiscal year of the Company was at least 175% (the "Fixed Charge Ratio Requirements").

         The Company has requested that Lenders waive compliance with the Fixed Charge Ratio requirements for the Company's fiscal year ending January 31, 1998 (FY 98) and the following three fiscal quarters specified below. Lenders hereby grant such waiver; provided, however, that the Company will be required to maintain a Fixed Charge Ratio of not less than the following ratios for the corresponding periods:

                           PERIOD                                  RATIO
                           ------                                  -----
         As of the First Quarter ending 5-2-98                     110%

         As of the Second Quarter ending 8-1-98                    130%

         As of the Third Quarter ending 10-31-98                   150%

Notwithstanding anything to the contrary, for purposes of the Fixed Charge Ratios specified above, the special one-time charge to be taken by the Company in the fourth quarter of FY 98 in an approximate amount not to exceed $4.5 million will not be included in the calculations.

In consideration for the Lenders' agreements herein, the Company agrees to pay the Lenders an aggregate amount of $50,000, to be allocated pro rata among the Lenders in accordance with the outstanding principal balances under the Notes.

This waiver shall be effective during the periods specified above conditioned upon the Company's compliance with the Fixed Charge Ratios specified above. As of the fourth quarter and year ending January 30, 1999, the Fixed Charge Ratio Requirements in the Note Purchase Agreement, as previously amended, will be reinstated. Except as otherwise specified herein, the Note Purchase Agreement shall remain in full force and effect and is unaffected hereby.



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This letter (a) is not intended, nor shall it, establish any course of dealing between the Company and Lenders that is inconsistent with the express terms of the Note Purchase Agreement and (b) shall not be effective until each of Lenders has signed below.

                           RELIASTAR INSURANCE COMPANY OF NEW YORK

                           By: /s/ JAMES WITTICH
                              -------------------------
                           Title: Vice President

                           NORTHERN LIFE INSURANCE COMPANY

                           By: /s/ JAMES WITTICH
                              -------------------------
                           Title: Assistant Treasurer

                           FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN

                           By: /s/ STEVE HARKNESS
                              -------------------------
                           Title: Portfolio Manager

                           FARM BUREAU MUTUAL INSURANCE COMPANY OF MICHIGAN

                           By: /s/ STEVE HARKNESS
                              -------------------------
                           Title: Portfolio Manager

                           FARM BUREAU MUTUAL INSURANCE COMPANY OF MICHIGAN
                            Assignee for FB ANNUITY CO.

                           By: /s/ STEVE HARKNESS
                              -------------------------
                           Title: Portfolio Manager

                           ROYAL MACCABEES INSURANCE COMPANY

                           By: /s/ LEONARD D. DAVENPORT
                              -------------------------
                           Title:
                                 ----------------------

Acknowledged and agreed
this 14th day of April, 1998

MICHAEL ANTHONY JEWELERS, INC.

By: /s/ ALLAN CORN
   -----------------------------------
   Allan Corn, Chief Financial Officer

and By: /s/ MICHAEL A. PAOLERCIO
       -------------------------------
       Michael A. Paolercio, Treasurer